UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2024

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Suite 495

Charlottesville, Virginia 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 11, 2024, Adial Pharmaceuticals, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) at which the Company’s stockholders voted on two (2) proposals (the “Proposals”) and cast their votes as described below.  These Proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting that was initially filed with the Securities and Exchange Commission (“SEC”) on December 8, 2023, as supplemented by the filing with the SEC of definitive additional materials on December 15, 2023 (the “Definitive Proxy Statement”).

At the Special Meeting, the Company’s stockholders were asked to vote on the following two (2) Proposals:

Proposal 1: Approval of, pursuant to Nasdaq listing rules, of the issuance of up to an aggregate of 3,007,092 shares of the Company’s common stock upon the exercise of common stock purchase warrants issued or issuable to an institutional investor and designees of the placement agent in connection with the Company’s private placement offering that closed on October 24, 2023 that may be equal to or exceed 20% of the Company’s common stock outstanding before such offering. This proposal is referred to as the “Warrant Exercise Proposal” or “Proposal 1.”

The stockholders approved Proposal 1 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
432,915	51,550	6,621	0

Proposal 2: Approval of an adjournment of the Special Meeting to a later date, if necessary, to permit furth solicitation and vote of proxies in the event there are not sufficient votes in favor of the Warrant Exercise Proposal. This proposal is referred to as the “Adjournment Proposal” or “Proposal 2.” The Adjournment Proposal was presented at the Special Meeting but not needed as Proposal 1 received a sufficient number of votes for approval.

The stockholders approved Proposal 2 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
436,338	47,809	6,939	0

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2024	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne
	Title:	President and Chief Executive Officer

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